Exhibit 10.14d

APN:
Prepared by and after recording, return to:
Bilzin Sumberg Baena Price & Axelrod LLP
1450 Brickell Avenue, Suite 1450
Miami, Florida 33131-5340
Attn: Post-Closing Department

(Space Above For Recorder’s Use Only)

AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING

(WBCMT 2007-C33; LOAN NO.502859541)

THIS AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING (this “Amendment”) is executed this 19th day of November, 2013, and is entered into among U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2007-C33 (“Lender”), having an address at c/o Corporation Trust Services, 190 South LaSalle Street, 7th Floor, Mail Station: MK-IL-SL7R, Chicago, IL 60603, Re: WBCMT 2007-C33; Loan No. 502859541; and ASHFORD SEATTLE WATERFRONT LP, a Delaware limited partnership (“Borrower”) having an address at c/o Ashford Hospitality Prime, Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254-4308, Attention: David A. Brooks.

PRELIMINARY STATEMENT

A. Borrower is the current owner of title to certain real properties (collectively, the “Land”) and the buildings and improvements thereon (the “Improvements”) known as Marriott Seattle Waterfront, located in Seattle, Washington as more particularly described on Exhibit A attached hereto (the Land and the Improvements are hereinafter sometimes referred to as the “Property”).

B. On April 11, 2007, Wachovia Bank, National Association, a national banking association (“Original Lender”), made a loan (“Loan”) in the original principal amount of $260,980,000.00 to Borrower, which Loan was cross-collateralized with other borrowers, mortgages and properties.

C. The Loan is evidenced by that certain Promissory Note dated April 11, 2007, made by the Cross Collateralized Borrowers (as defined in the Security Instrument) in favor of Original Lender in the original principal amount of $260,980,000.00 (the “Note”) and secured by, among other things, the lien of that certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated as of April 11, 2007, executed by Borrower in favor of Original

Lender, recorded April 23, 2007 as Document Number 2007040002022 in the real property records of King County, Washington (the “Security Agreement”) encumbering the Property. The Note, Security Instrument and such other documents evidencing, securing or pertaining to the Loan, as the same may be amended, supplemented, assigned, assumed, substituted and/or consolidated are collectively referred to herein as the “Loan Documents.”

D. Lender is the current owner and holder of the Loan Documents.

E. Lender and Borrower are parties to that certain Consent Agreement (the “Consent Agreement”) dated as of the date hereof, whereby Lender consented, among other things, to certain transfers (each a “Transfer”) under the Loan Documents. As a condition to Lender granting its consent to the Transfers and entering into the Consent Agreement with Borrower, Lender and Borrower agreed certain modifications be made to the Security Instrument, as more particularly set forth herein.

NOW, THEREFORE, in consideration of $10.00 paid by each of the parties to the other, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1. Definitions. All terms not defined herein shall have the meaning set forth in the Security Instrument. All references to the term “Security Instrument” shall mean such document as modified hereby.

ARTICLE 2

AMENDMENT

The Security Instrument is hereby amended as follows:

2.1 The term “Permitted Transfer” as defined in Section 1.01 of the Security Instrument, is deleted in its entirety and the following is substituted therefor:

“Permitted Transfer” shall mean (a) Permitted Liens; (b) all transfers of Equipment and other items of personal property as expressly permitted in the Loan Documents; (c) transfers of direct and indirect interests in Borrower (other than interests held by a General Partner) and/or in General Partner to one or more Affiliates of Borrower; (d) transfers, issuances, conversions, pledges and redemptions of capital stock and partnership interests in any Joint Venture Parent Entity (or their respective successors), in the ordinary course of business and not in connection with a tender offer, merger or sale of such Persons; (e) the merger or consolidation of any Joint Venture Parent Entity (or their respective successors) whereby such Joint Venture Parent Entity is the surviving entity in such merger or consolidation; provided that, Lender shall first obtain, at Borrower’s sole cost and expense, from each Rating Agency a written confirmation that any ratings issued by each such Rating Agency in connection with a Securitization will not, as a result of the proposed merger or consolidation, be downgraded from the then current ratings thereof, qualified or withdrawn; and (f) the foreclosure of any pledge (other than by a Prohibited

Person) of any indirect equity interests in Borrower, the General Partner of Borrower or Operating Tenant held by Ashford Hospitality Trust, Inc., Ashford OP General Partner LLC, Ashford OP Limited Partner LLC or Ashford Hospitality Limited Partnership granted to secure a senior credit facility made to any such parties (but only to the extent that such pledge consists of a pledge by Ashford Hospitality Trust, Inc., Ashford OP General Partner LLC, Ashford OP Limited Partner LLC or Ashford Hospitality Limited Partnership, as applicable, of its direct or indirect limited partnership interests in Ashford Hospitality Prime Limited Partnership) so long as such foreclosure does not result in the foreclosing lender owning more than (x) a 30% direct or indirect interest in Ashford Hospitality Prime Limited Partnership, or (y) following a contribution of the Marriott Crystal Gateway Hotel located in Arlington, Virginia to Ashford Hospitality Prime Limited Partnership, a 45% direct or indirect interest in Ashford Hospitality Prime Limited Partnership and written notice of such foreclosure containing a description of the interest being foreclosed is provided to Lender within ten (10) days prior to the filing of such foreclosure, provided further that, and in addition to any conditions set forth above with respect to any Permitted Transfer (i) that following any of the events contemplated by clauses (a) through (f) above: (1) the majority of the individuals Controlling the board of directors of Ashford Hospitality Prime, Inc. continue to Control the board of directors of Ashford Hospitality Prime, Inc. after any such Permitted Transfer, (2) Ashford Hospitality Prime, Inc. shall at all times continue to Control Ashford Hospitality Prime Limited Partnership and own at least 51% of the equity interests in and Control Ashford Prime OP General Partner LLC; (3) Ashford Hospitality Prime Limited Partnership shall at all times continue to own (directly or indirectly) at least 51% of the equity interests in and Control each General Partner of Borrower and Operating Tenant, Borrower and Operating Tenant; (4) in the event that any Transfer results in any Person which as of the Equity Transfer Date does not own 49% or more of the direct or indirect interests in Borrower, Operating Tenant or the General Partner of Borrower or Operating Tenant, as applicable, obtaining a 49% or greater direct or indirect interest in Borrower, Operating Tenant or any General Partner of Borrower or Operating Tenant, Borrower shall (x) deliver a substantive non-consolidation opinion to Lender in form and substance and from counsel reasonably acceptable to Lender and the Rating Agencies, if applicable; (5) no Transfer may be to a Prohibited Person; and (6) Borrower shall pay or cause to be paid all of the costs and expenses incurred by Lender (including, but not limited to, attorneys’ fees and costs at all trial, appellate and bankruptcy proceedings) in connection with any of the foregoing.

2.2. The term “Equity Transfer Date” shall be added as a defined term under Section 1.01 of the Security Instrument, as follows:

“Equity Transfer Date” shall mean November 19, 2013 [the date the equity transfer and Spin Off Date].

2.3. The term “Joint Venture Parent Entity” shall be added as a defined term under Section 1.01 of the Security Instrument, as follows:

“Joint Venture Parent Entity” shall mean each of the following entities: Ashford Hospitality Trust, Inc., Ashford OP General Partner LLC, Ashford OP Limited Partner LLC, Ashford Hospitality Limited Partnership, Ashford Hospitality Prime, Inc., Ashford Prime OP General Partner LLC, Ashford Prime OP Limited Partner LLC, Ashford Hospitality Prime Limited Partnership and Ashford Prime TRS Corporation.

2.4. Financial Reports. Section 2.09(b) of the Security Agreement is modified such that Borrower shall deliver each annual financial statement required to be furnished to Lender pursuant to Section 2.09(b) of the Security Instrument, accompanied by audited financial statements of Ashford Hospitality Prime, Inc., which are audited by a nationally recognized Independent certified public accountant that is acceptable to Lender in accordance with GAAP and The Uniform System of Accounts (or such other accounting basis reasonably acceptable to Lender).

2.5. Notices. Section 11.01 of the Security Instrument is modified such that the contact information for Borrower and Lender for notices shall be deleted in its entirety and the following substituted therefor:

If to Lender:	U.S. Bank National Association, as Trustee
c/o Wells Fargo Bank, N.A.
Wells Fargo Commercial Mortgage Servicing
MAC D 1086-120
550 S. Tryon Street, 14th Floor
Charlotte, North Carolina 28202
Re: WBCMT 2007-C33; Loan No. 502859541

With a copy to:	LNR Partners, LLC
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attn: Director of Servicing
Facsimile: (305) 695-5601
Re: WBCMT 2007-C33; Loan No. 502859541

If to Borrower:	c/o Ashford Hospitality Prime, Inc.
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254-4308
Attention: David A. Brooks
Facsimile: 972- 490- 9605
Telephone: 972-490-9600
Email: dbrooks@ahtreit.com

With a copy to:	Andrews Kurth LLP
1717 Main Street, Suite 3700
Dallas, Texas 75201
Attn: Brigitte Kimichik, Esq.
Telephone: 214-659-4441
Facsimile: 214-659-4777
Email: bkimichik@andrewskurth.com

If to Trustee:	U.S. Bank National Association
Corporation Trust Services
190 South LaSalle Street, 7th Floor
Mail Station: MK-IL-SL7R
Chicago, Illinois 60603
Re: WBCMT 2007-C33; Loan No. 502859541

ARTICLE 3

MISCELLANEOUS

3.1. Reaffirmation. Except as amended by this Amendment, the Security Instrument has not been otherwise modified and is in full force and effect.

3.2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State where the Property is located without regard to conflict of law principles.

3.3. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

The Parties have executed and delivered this Amendment, as of the day and year first above written.

Witnesses:		LENDER:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2007-C33

		By:	LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, as attorney-in-fact

/s/ Angela Ospina			By:	/s/ Arnold Shulkin
Print Name:	Angela Ospina			Arnold Shulkin, Vice President

/s/ Neris Franco
Print Name:	Neris Franco

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 1st day of October, 2013, by Arnold Shulkin, as Vice President of LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, as attorney in fact of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2007-C33 on behalf of the said trust. He ✓ is personally known to me or          has produced a driver’s license as identification.

/s/ Xiomara Alaniz
Notary Public, State of Florida

Print Name:	Xiomara Alaniz

My Commission Expires:	7/17/15

Witnesses:	BORROWER:

ASHFORD SEATTLE WATERFRONT LP, a Delaware limited partnership

	By:	Ashford Sapphire VII GP LLC, a Delaware limited liability company, its general partner

		By:	/s/ David A. Brooks
		Name:	David A. Brooks
		Title:	Vice President

STATE OF TEXAS	)
) SS.:
COUNTY OF DALLAS	)

The foregoing instrument was acknowledged before me this 1st day of October, 2013, by David A. Brooks, the Vice President of Ashford Sapphire VII GP LLC, a Delaware limited liability company, the general partner of ASHFORD SEATTLE WATERFRONT LP, a Delaware limited partnership, on behalf of the partnership. He ✓ is personally known to me or              has produced a driver’s license as identification.

Kathy Sledge
Notary Public, State of Texas
My Commission Expires:	12/27/13

EXHIBIT A

LEGAL DESCRIPTION

PARCEL A:

Lots 2, 3 and 6, Block 31, addition to the Town of Seattle as laid out by A. A. Denny (commonly known as A. A. Denny’s Sixth Addition to the City of Seattle), according to the plat thereof, recorded in Volume 1 of Plats, Page 99, in King County, Washington; except those portions thereof lying within the plat of Seattle Tide Lands;

Together with Lots 1, 2 and 3, Block 172A, Seattle Tide Lands in King County, Washington according to the official maps thereof on file in the Office of the Commissioner of Public Lands in Olympia, Washington;

And together with that portion of the southeasterly half of vacated Blanchard Street lying southwesterly of former Elliott Avenue and northeasterly of Alaskan Way, which upon vacation, attached to said promises of operation by law;

And together with the northeasterly 31 feet of vacated Alaskan Way lying southeasterly of the centerline of Blanchard Street, extended southwesterly, and northwesterly of the southeasterly line of Lot 3 of said Block 172A, extended southwesterly, which upon vacation, attached to said premises by operation of law.

PARCEL B:

Lots 7, 10, and 11, Block 31, addition to the Town of Seattle as laid out by A. A. Denny (commonly known as A. A. Denny’s Sixth Addition to the City of Seattle), according to the plat thereof, recorded in Volume 1 of the Plats, Page 99, in King County, Washington;

Except those portions thereof lying within the plat of Seattle Tide Lands;

Together with Lots 4, 5 and 6, Block 172A, Seattle Tide Lands in King County, Washington, according to the official maps thereof on file in the Office of the Commissioner of Public Lands in Olympia, Washington;

And together with that portion of the northwesterly half of vacated Lenora Street lying southwesterly of former Elliott Avenue and northeasterly of Alaskan Way, which upon vacation, attached to said premises by operation of law;

And together with the northwesterly 31 feet of vacated Alaskan Way lying northwesterly of the centerline of Lenora Street, extended southwesterly, and southeasterly of the northwesterly line of Lot 4 of said Block 172A, extended southwesterly, which upon vacation, attached to said premises by operation of law;

Less and except from Parcels A and B described above, the fee simple title to the Lenora Bridge, as defined in the easement recorded under King County Auditor’s File No. 9508180452, including without limitation all piles, footings, columns, abutments, walls, and wing walls associated therewith, and all elevators, elevator towers, lobbies, ramps, stairways and other structures at any time constructed and used in connection therewith, as reserved by the Port of Seattle under Statutory Warranty Deed, dated and recorded May 25, 2001, under Recording Number 20010525002062, in King County, Washington.

PARCEL C:

A non-exclusive easement for ingress and egress created by instrument recorded under Recording No. 9408180975, in King County, Washington, over the following described property:

That portion of the southwesterly 17.0 feet of Elliott Avenue, as vacated by City of Seattle Ordinance No. 9123, lying northwesterly of the centerline of Virginia Street, lying southeasterly of the southeasterly margin of Blanchard Street, and lying southwesterly of a line concentric and/or parallel with and 12.0 feet southwesterly from the centerline of Burlington Northern Railroad Company’s (formerly Great Northern Railway Company) most southwesterly track which passes through said vacated avenue.

PARCEL D:

An air rights easement for the construction, maintenance and use of a structure, or structures, including footings and foundations therefore, as established by instrument recorded under Recording Number 9408180975, in King County, Washington, over the following described property:

That portion of Block 171B, Seattle Tide Lands in King County Washington, according to the official maps thereof on file in the Office of the Commissioner of Public Lands in Olympia, Washington, and of Block 32, addition to the Town of Seattle as laid out by A. A. Denny (commonly known as A. A. Denny’s Sixth Addition to the City of Seattle), according to the plat recorded in Volume 1 of Plats Page 99, in King County, Washington, and of that portion of Elliott Avenue, as vacated by City of Seattle Ordinance Number 9123, lying northwesterly of the extension of the southeasterly margin of Blanchard Street and southeasterly of a line lying 120 feet northwesterly of and parallel with the extension of the northwesterly margin of Blanchard Street, and those portions of Blanchard Street, Bell Street and Alaskan Way, as delineated in said plats, which would attach thereto by operation of law upon the vacation thereof, lying northeasterly of a line concentric and/or parallel with and 15.0 feet southwesterly from the centerline of Burlington Northern Railroad Company’s (formerly Great Northern Railway Company) most southwesterly track which passes through said blocks and continues through said streets and avenues, and lying southwesterly of a line of concentric and/or parallel with and 15.0 feet northeasterly from the centerline of Burlington Northern Railroad Company’s (formerly Great Northern Railway Company) most northeasterly track which passes through said blocks and continues through said streets and avenues;

Together with that portion of vacated Elliott Avenue lying southeasterly of the extension of the southeasterly margin of Blanchard Street and northwesterly of the extension of the

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centerline of Virginia Street, which upon vacation, attached to said premises by operation of law, as vacated by Ordinance Number 9123 of the City of Seattle;

Except that portion of Elliott Avenue vacated by Ordinance Number 9123 of the City of Seattle lying within that tract of land as condemned for roadway pursuant to City of Seattle Ordinance Number 77749, described as follows:

Commencing at a point of intersection of the centerlines of Elliott Avenue and Virginia Street as platted; thence northwesterly along a straight line to the most westerly corner of Lot 12, Block 35 addition to the Town of Seattle as laid out by A. A. Denny (commonly known as A. A. Denny’s Sixth Addition to the City of Seattle), according to the plat thereof, recorded in Volume 1 of Plats, Page 99, in King County, Washington;

thence southeasterly along the northeasterly margin of Elliott Avenue as platted a distance of 186 feet to the most southerly corner of Lot 1, Block 36, said addition;

thence southwesterly along the produced southeasterly line of said Lot 1 to the centerline of Elliott Avenue as platted; thence northwesterly along said centerline to the Point of Beginning.

PARCEL E:

A non-exclusive easement for access and underground utilities, as established by instrument recorded under Recording No. 9602151247, in King County, Washington, over that portion of the southeasterly half of Lenora Street as vacated by City of Seattle Ordinance No. 117593, recorded under Recording No. 9508231320, lying northeasterly of Alaskan Way and southwesterly of former Elliott Avenue;

Together with that portion of the northeasterly 31 feet, more or less, of vacated Alaskan Way, as vacated by City of Seattle Ordinance No. 117279, recorded under Recording No. 9409060954, in King County, Washington, lying southeasterly of the southwesterly prolongation of the centerline of said Lenora Street and lying northwesterly of the southwesterly prolongation of the southeasterly line of said Lenora Street.

PARCEL F:

An easement for vehicular and pedestrian ingress and egress as established by instrument recorded under Recording No. 20010525002061 over that portion of Blanchard Street as vacated by City of Seattle Ordinance No. 117279; recorded under Recording No. 9409060954, lying northeasterly of Alaskan Way, southwesterly of former Elliott Avenue and northwesterly of the centerline of said vacated Blanchard Street;

Together with that portion of the northeasterly 31 feet, more or less, of Alaskan Way as vacated by City of Seattle Ordinance No. 117279, recorded under Recording No. 9409060954, lying southeasterly of the southwesterly prolongation of the northwesterly line of said vacated Blanchard Street and lying northwesterly of the centerline of said vacated Blanchard Street as projected southwesterly.

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